EXHIBIT 31


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Dragon Pharmaceutical Inc., a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission (the "Form 10-QSB") that, to the best of their knowledge:

     (1) the Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 11 , 2005                              /s/ Yanlin Han
                                                  --------------------------
                                                  Yanlin Han
                                                  Chief Executive Officer



Dated: May 16, 2005                               /s/ Garry Wong
                                                  ---------------------------
                                                  Garry Wong
                                                  Chief Financial Officer